SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): June 27,
1997



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


      601 N.W. Second Street, Evansville, IN  47708
   (Address of Principal Executive Offices)  (Zip Code)


    Registrant's telephone number, including area code:
                      (812) 424-8031






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Item 5.    Other Events.

 On June 27, 1997, American General Corporation issued a
News Release announcing that American General Finance
Corporation had sold its credit card portfolio.

Item 7.    Financial Statements, Pro Forma Financial
               Information and Exhibits.

               (c)  Exhibits.  The following Exhibit is filed as part of
                                      this Report:

      Exhibit
      Number                   Description

      99                News Release issued by American General
                          Corporation on June 27, 1997 regarding the sale of American General Finance
                          Corporation's credit card portfolio.

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                         SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL FINANCE
                                    CORPORATION

Dated:  June 30, 1997   By:  /s/ GEORGE W. SCHMIDT
                                            George W. Schmidt
                                            Controller and Assistant
                                            Secretary


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                       EXHIBIT INDEX



Exhibit
Number         Description

99                  News Release issued by American General
                      Corporation on June 27, 1997 regarding the sale of American General Finance
                      Corporation's credit card portfolio.